RECORDING REQUESTED BY AND	(El Dorado)
WHEN RECORDED MAIL TO:	(99-1069656)

Ballard Spahr Andrews & Ingersoll, LLP

601 13th Street, N.W., Suite 1000 South

Washington, D.C. 20005-3607

Attention: John W. Gutowski, Esq.

Space Above This Line For Recorder’s Use

AGREEMENT OF ASSUMPTION AND
MODIFICATION OF SECURITY INSTRUMENT AND OTHER LOAN DOCUMENTS

by
EL DORADO APARTMENTS, LLC, a Texas limited liability company
(“Transferor”)

and

WENDELL A. JACOBSON, an Individual
(“Original Guarantor”)

and

APARTMENT REIT VILLAS OF EL DORADO, LLC, a Delaware limited liability company
(“New Borrower”)

and

NNN APARTMENT REIT, INC., a Maryland corporation
(“New Guarantor”)

and

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ14
(“Lender”)

Dated as of November 1, 2007

THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS AND PROVISIONS LIMITING LENDER’S LIABILITY FOR
NEGLIGENCE NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE
ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL
PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR
DRIVERS LICENSE NUMBER

THIS AGREEMENT OF ASSUMPTION AND MODIFICATION OF SECURITY INSTRUMENT AND OTHER LOAN DOCUMENTS (“Agreement”) made as of the 1st day of November, 2007, by and among EL DORADO APARTMENTS, LLC, a Texas limited liability company, with an address at P.O. Box 400, 400 North State Street, Fountain Green, Utah 84632 (“Transferor”), WENDELL A. JACOBSON having an address at P.O. Box 400, 400 North State Street, Fountain Green, Utah 84632 (“Original Guarantor”), APARTMENT REIT VILLAS OF EL DORADO, LLC, a Delaware limited liability company, having an address at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705, having a phone number of 877-888-7348 and facsimile number of 714-667-6860 (“New Borrower”), NNN APARTMENT REIT, INC. a Maryland corporation, having an address at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705 (“New Guarantor”), THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ14, having an address at c/o Capmark Finance Inc., 116 Welsh Road, Horsham, Pennsylvania 19044 (“Lender”).

RECITALS

A. Lender is the present Lender under that certain Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents in the original principal sum of $13,600,000.00, dated November 29, 2006, given by Transferor for the benefit of Royal Bank of Canada, a Canadian chartered bank (“Original Lender”), as original lender, and recorded in Document No. 20061129001688770 in the official records of Collin County, Texas (as amended, the “Mortgage”), which Mortgage encumbers the real property described in Exhibit A attached hereto and the improvements thereon and was given in connection with that certain first lien mortgage loan in the amount of $13,600,000 made by Original Lender to Transferor (the “Loan”).

B. Lender is the owner and holder of that certain Promissory Note dated November 29, 2006 given by Transferor to Original Lender in the original principal sum of $13,600,000 (the “Note”) which Note evidences the Loan, and is secured by, among other things, the Mortgage.

C. The Original Lender transferred Loan to Lender pursuant to that certain assignment recorded in the official records of Collin County, Texas. The current servicer of the Loan is Capmark Finance Inc., a California corporation (“Servicer”), acting as Master Servicer, pursuant to that certain Pooling and Servicing Agreement dated May 1, 2007.

D. Original Guarantor is liable for Transferor’s obligations under the Note, Mortgage and all other documents executed in connection with the Loan including, without limitation, those documents listed in Exhibit B attached hereto and by this reference incorporated herein (collectively, the “Loan Documents”) pursuant to the terms of (i) that certain Limited Guaranty dated as of November 29, 2006, executed by Original Guarantor for the benefit of Original Lender (the “Existing Guaranty”) and (ii) that certain Environmental Indemnity Agreement dated as of November 29, 2006, executed by Original Guarantor and Transferor for the benefit of Original Lender (the “Existing Environmental Indemnity”).

E. Transferor and New Borrower have requested (i) the consent of Lender to the transfer of the Property (as that term is defined in the Mortgage) from Transferor to New Borrower, (ii) the consent of Lender to the assumption by the New Borrower and New Guarantor of the obligations of the Transferor and Original Guarantor, respectively, under the Loan Documents, and (iii) the release of Transferor and Original Guarantor from all liability for the payment of the Loan and the performance of the terms and conditions of the Loan Documents.

F. Lender has agreed to consent to the transfer of the Property, the assumption of the Loan and to the release of Transferor and Original Guarantor provided, as a condition precedent to such consent by Lender and in consideration of such consent, Transferor, Original Guarantor, New Guarantor and New Borrower shall agree in the manner set forth herein that, (a) New Borrower shall assume the obligations of Transferor to pay the indebtedness evidenced by the Note, (b) New Borrower shall assume the Transferor’s liability and obligation for the performance of all terms and conditions of the Note, the Mortgage, and all other Loan Documents, (c) New Guarantor shall assume all liability of Original Guarantor under the Existing Guaranty and the Existing Environmental Indemnity pursuant to a new guaranty and new environmental agreement to be entered into of even date herewith and (d) the Loan Documents shall be modified in the manner set forth herein.

AGREEMENT

NOW, THEREFORE, in pursuance of said agreement and, in consideration of Ten Dollars ($10.00), the mutual covenants and agreements contained herein, and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assumption of Obligations. New Borrower hereby assumes and agrees to pay all sums owed under the Note, the Mortgage and the other Loan Documents, including all principal and interest due under the terms of the Note as the same may be amended pursuant to the terms hereof, and New Borrower hereby assumes and covenants to perform all the terms and conditions of the Note, the Mortgage, and the other Loan Documents, as all or any of the same may be amended pursuant to the terms hereof, and agrees to be personally bound for such performance to the same extent as if said Loan Documents had originally been executed by New Borrower, notwithstanding any failure of Transferor to perform on warranties or covenants running from Transferor to New Borrower. Transferor also hereby assigns, transfers, sells, and sets over unto New Borrower all of Transferor’s right, title and interest in and to the Escrow Accounts (as defined in Section 3(c) below) held by Servicer. New Borrower accepts the assignment of Transferor’s right, title and interest in and to the Escrow Accounts, and assumes all of the obligations of Transferor under the Mortgage, pursuant to which such Escrow Accounts are maintained to the extent that such obligations arise from and after the date hereof.

2. Assumption of Guaranteed Obligations. New Guarantor hereby assumes all obligations under the provisions of the Existing Guaranty by entering into that certain Guaranty of even date herewith in favor of Lender (the “New Guaranty”) and all obligations under the provisions of the Existing Environmental Indemnity by entering into that certain Environmental Indemnity Agreement of even date herewith in favor of Lender (the “New Environmental Indemnity”).

3. Transferor’s and Original Guarantor’s Representations and Warranties. Transferor and Original Guarantor represent and warrant to Lender and Servicer as of the date of this Agreement that to Transferor’s and Original Guarantor’s best knowledge:

(a)	The Note has an unpaid principal balance of $13,600,000.00, and prior to default bears interest at the rate of five and sixty-eight hundredths percent (5.68%) per annum (the “Interest Rate”);

(b)	The Note requires monthly payments of interest only for each Monthly Payment Date (as defined in the Note), until the December 1, 2016 payment date (the “Maturity Date”);

(c)	The escrows and reserves for the loan are as follows: $292,615.20 for real estates taxes, $41,330.00 for reserves and $13,421.70 for property insurance (collectively, the “Escrow Accounts”);

(d)	The Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts stated in the Mortgage and the other Loan Documents;

(e)	There are no defenses, offsets or counterclaims to the Note, the Mortgage or the other Loan Documents;

(f)	There are no defaults by Transferor or Original Guarantor under the provisions of the Note, the Mortgage or the other Loan Documents;

(g)	All provisions of the Note, the Mortgage and other Loan Documents are in full force and effect;

(h)	There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received;

(i)	No consent, which has not been obtained, to the transfer of the Property to New Borrower is required under any agreement to which Transferor is a party, including, without limitation, under any trust agreement, lease, construction agreement, operating or management agreement or deed of trust, mortgage or security instrument (other than the Loan Documents); and

(j)	Transferor and Original Guarantor have no knowledge that any of the representations made by New Borrower in Section 4 below are not true and correct.

Transferor and Original Guarantor understand and intend that Lender will rely on the representations and warranties contained herein.

4. New Borrower Representations. New Borrower represents and warrants to Lender and Servicer as of the date of this Agreement that:

(a)	New Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own, lease and operate the Property, and to conduct its affairs as now being conducted and as proposed to be conducted;

(b)	New Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, by assumption or otherwise, and to perform its obligations hereunder and thereunder and all such actions have been duly authorized by all necessary corporate action on its part;

(c)	This Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Borrower, and the execution, delivery and performance of the respective terms thereof will not violate, conflict with, or constitute any default under any law, governmental regulation, the governing instruments of New Borrower, or any other agreement or instrument binding upon New Borrower;

(d)	No consent, approval, or authorization of, or registration or declaration with, any governmental authority is required in connection with the execution, delivery and performance by New Borrower of this Agreement and the other documents executed in connection herewith, and no other consent, which has not been obtained, is required to the transfer of the Property to New Borrower, or the assumption by New Borrower of the obligations under the Loan Documents, under any agreement to which New Borrower is a party;

(e)	This Agreement and the other Loan Documents to which it is a party, by assumption or otherwise, constitute legal, valid and binding obligations of New Borrower enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally;

(f)	New Borrower’s purchase of the Property has been conducted as an arms-length transaction with Transferor;

(g)	New Borrower is purchasing the property with funds that are a capital contribution and are not secured directly or indirectly by an interest in the New Borrower or the Property; and

(h)	New Borrower has no knowledge that any of the representations made by Transferor and Original Guarantor in Section 3 above are not true and correct.

New Borrower understands and intends that Lender will rely on the representations and warranties contained herein.

5. New Guarantor Representations. New Guarantor represents and warrants to Lender and Servicer as of the date of this Agreement that:

(a)	New Guarantor is duly organized, validly existing and in good standing under the laws of the State of Maryland, and has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, by assumption or otherwise, and to perform its obligations hereunder and thereunder;

(b)	This Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Guarantor, and the execution, delivery and performance of the respective terms thereof will not violate, conflict with, or constitute any default under any law, governmental regulation, the governing instruments of New Guarantor, or any other agreement or instrument binding upon New Guarantor;

(c)	No consent, approval, or authorization of, or registration or declaration with, any governmental authority is required in connection with the execution, delivery and performance by New Guarantor of this Agreement and the other documents New Guarantor has executed in connection herewith, and no other consent, which has not been obtained, is required in connection with New Guarantor’s execution and delivery of any other agreement to which New Guarantor is a party;

(d)	This Agreement and the other Loan Documents to which it is a party, by assumption or otherwise, constitute legal, valid and binding obligations of New Guarantor enforceable against New Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally; and

(e)	New Guarantor has no knowledge that any of the representations made by Transferor and Original Guarantor in Section 3 above are not true and correct.

New Guarantor understands and intends that Lender will rely on the representations and warranties contained herein.

6. Consent to Transfer. Lender hereby consents to the transfer of the Property and to the assumption by the New Borrower of all of the obligations of the Transferor under the Loan Documents as described in paragraph 1 above, subject to the terms and conditions set forth in this Agreement. Lender’s consent to the transfer of the Property to the New Borrower is not intended to be and shall not be construed as a consent to any subsequent transfer of the Property which requires the Lender’s consent pursuant to the terms of the Mortgage. Transferor agrees that the execution and delivery of this Agreement shall in no way release Transferor from any liability it has under the Loan Documents, except as otherwise provided in this Agreement.

7. Release of Transferor and Original Guarantor. In reliance on the Transferor’s and Original Guarantor’s representations and warranties in Section 3 above, New Borrower’s representations and warranties in Section 4 above, and New Guarantor’s representations and warranties in Section 5 above, Lender hereby releases Transferor and Original Guarantor from all their respective obligations under the Loan Documents, provided, however, Transferor and Original Guarantor are not released from any liability pursuant to the Existing Environmental Indemnity relating to the period of time prior to the date hereof, regardless of when any condition giving rise to such liability is discovered. If any material element of the representations and warranties made by Transferor or Original Guarantor contained in Section 3 above is false as of the date of this Agreement, then the releases set forth in this Section 7 will be canceled as of the date of this Agreement and the Transferor and the Original Guarantor will remain obligated under the Loan Documents as though there has been no such releases; further, a breach of New Borrower’s representations and warranties in Section 4 or New Guarantor’s representations and warranties in Section 5, will not affect the release of Transferor and Original Guarantor set-forth in this Section 7. This Agreement shall in no way affect, impair or diminish the priority or validity of the liens or covenants of title evidenced by the Loan Documents, nor, except as expressly set forth herein, release or discharge the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

8. Modification to the Mortgage. Section 5.3 of the Mortgage is hereby amended by adding the following provisions:

(a)	The second to last sentence in Section 5.3 the of the Mortgage is hereby amended to include the following phrase at the end the sentence:

“and (C) any such statement that identifies all owners of any interest in Borrower and the interest held by each need not include an identification of any of the owners of the shares of a real estate investment trust of the type described in this Section 5.3 below.”

(b)	The following three paragraphs shall be added to the end of Section 5.3 of the Mortgage:

“Notwithstanding anything to the contrary in this Article 5 or any other provision of any of the other Loan Documents (A) NNN Apartment REIT, Inc., a Maryland corporation (the “REIT”), shall remain as, or directly or indirectly own 100% of, the sole general partner of NNN Apartment REIT Holdings, L.P., a Virginia limited partnership (the “Borrower Manager” and the sole member of the Borrower), and shall directly or indirectly own (through the Borrower Manager or any wholly-owned subsidiary thereof) not less than 51% of the issued and outstanding limited liability company membership interests in the Borrower, and (B) the REIT (as the sole general partner of the Borrower Manager) shall at all relevant times during which the Loan secured hereby is outstanding, maintain a comparable right and ability to manage and control the Borrower and the Property as existed as of the date of this Security Instrument.”

“Notwithstanding anything in this Security Instrument to the contrary, shares in an entity that is a real estate investment trust may be offered and sold to investors in an offering of such shares which has been registered with the Securities and Exchange Commission, or is exempt from registration, without regard to the limitations and/or restrictions on transfer set forth in Article 5 and any such sale or offering shall not constitute a transfer or sale of ownership interests in the Borrower.”

“Notwithstanding anything in this Security Instrument to the contrary, the REIT may acquire and/or dispose of shares of a real estate investment trust of the type described in Section 5.3, including its own shares, and/or any interests in NNN Apartment REIT Advisor, LLC and/or ROC REIT Advisors, LLC, or their successors, in each case without regard to the limitations and/or restrictions on transfer set forth in this Article 5 and any such acquisition or disposition shall not constitute a transfer or sale prohibited by this Article 5.”

9. Additional Conditions to Consent. In addition to the other conditions required under this Agreement, Lender requires: (a) New Borrower to use Servicer’s Auto Debit Service to make payments, (b) New Borrower to maintain insurance as required under the Mortgage and (c) New Borrower to provide Lender with a survey certified to Lender within 30 days of the date hereof.

10. Lender’s Rights and Remedies. Lender’s rights hereunder shall be reinstated and revived, with respect to any amount at any time paid on account of the Loan which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Transferor, as though such amount had not been paid. Lender’s rights hereunder shall be reinstated and revived, with respect to any amount at any time paid on account of the Loan which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of New Borrower, as though such amount had not been paid. The lien created or granted by, and the enforceability of the Loan Documents at all times shall remain effective as to the full amount of the indebtedness evidenced and/or secured thereby, even though the indebtedness, including any part thereof or any other security or guaranty therefore, may be or hereafter may become invalid or otherwise unenforceable as against any of Transferor and/or New Borrower and whether or not any of them shall have any personal liability with respect thereto.

11. Costs. Transferor and/or New Borrower agree to pay all fees and costs (including reasonable attorney’s fees) incurred by Lender and Servicer in connection with Lender’s consent to and approval of the transfer of the Property, including an assumption fee equal to thirty-three hundredths percent (0.33%) of the outstanding principal balance of the Loan.

12. Payment of Interest and Principal. New Borrower shall pay and hereby promises to pay to Lender, or order, at the office of Servicer located at 116 Welsh Road, Horsham, Pennsylvania 19044 or at such other place as may be designated from time to time in writing by Lender, the outstanding principal balance of the Loan in the amount of $13,600,000.00 in lawful money of the United States of America, with interest thereon from the date of this Agreement to and including the Maturity Date payable in the manner as set forth in the Note and the Loan Agreement. During the term of the Loan, New Borrower shall establish and maintain a deposit account with a bank or other financial institution acceptable to Lender and authorize such bank or financial institution to permit Lender to debit said deposit account for all principal, interest, escrow and reserve payments due Lender under the Loan on the due dates for such payments through servicer’s automatic mortgage payment service.

13. No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

14. Information and Materials Accurate. New Borrower and New Guarantor each represent and warrant to Lender and Servicer that all information and materials regarding New Borrower, New Guarantor and/or the Property provided to Servicer were true and correct in all respects as of the date provided to Servicer and remain true and correct as of the date of this Agreement.

15. References to Transferor. All references to Transferor, having an address at P.O. Box 400, 400 North State Street, Fountain Green, Utah 84632 as “Borrower” under the Note, the Mortgage and the other Loan Documents (except the “Existing Environmental Indemnity”) are hereby deleted in their entirety and all references to “Borrower” under the Note, the Mortgage and the other Loan Documents (except for the Existing Environmental Indemnity) shall be deemed to refer to Apartment REIT Villas of El Dorado, LLC, having an address at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705.

16. References to Original Guarantor. All references to the term “Guaranty” contained in any of the Loan Documents shall be deemed to refer to the New Guaranty, as defined above. All references to the Original Guarantor in the Note, the Mortgage and the other Loan Documents are hereby deleted in their entirety and shall be deemed to refer to the New Guarantor.

17. Notice. Each notice given hereunder and under the other Loan Documents shall be addressed to the intended recipient at its address set forth in this Agreement and shall be given in accordance with the requirements for notice set forth in the Mortgage.

18. No Offsets, Counterclaims or Defenses. New Borrower represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Loan, this Agreement, the Mortgage, the Note, or any of the other Loan Documents and that New Borrower (and the undersigned representative of New Borrower) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on New Borrower’s part to be observed and/or performed, and that the Note, the Mortgage and all other Loan Documents, and this Agreement constitute valid and binding obligations of New Borrower. New Guarantor represents, warrants and covenants that there are no offsets, counterclaims, or defenses against the New Guaranty or this Agreement and that New Guarantor has full power, authority and legal right to execute this Agreement and observe all of the terms of this Agreement on New Guarantor’s part to be observed and/or performed, and that the New Guaranty and this Agreement constitute valid and binding obligations of New Guarantor. All of the covenants, representations and warranties set forth in the Mortgage, the Note, and the other Loan Documents, as the same may have been modified or amended by the terms of this Agreement, are hereby restated, ratified and confirmed in all respects by New Borrower as of the date hereof and are and shall remain in full force and effect.

19. INDEMNIFICATION. NEW BORROWER, TRANSFEROR, ORIGINAL GUARANTOR AND NEW GUARANTOR, JOINTLY AND SEVERALLY, UNCONDITIONALLY AND IRREVOCABLY RELEASE AND FOREVER DISCHARGE LENDER AND SERVICER AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AND ATTORNEYS, AND EACH CURRENT OR SUBSTITUTE TRUSTEE UNDER THE MORTGAGE (COLLECTIVELY, THE “INDEMNITEES”) FROM ALL CLAIMS, AS DEFINED BELOW, AND JOINTLY AND SEVERALLY AGREE TO INDEMNIFY INDEMNITEES, AND HOLD THEM HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, CAUSES OF ACTION, COSTS AND EXPENSES OF EVERY KIND OR CHARACTER IN CONNECTION WITH THE CLAIMS OR THE TRANSFER OF THE PROPERTY. NOTWITHSTANDING THE FOREGOING, TRANSFEROR AND/OR ORIGINAL GUARANTOR SHALL NOT BE RESPONSIBLE FOR ANY CLAIMS ARISING FROM THE ACTION OR INACTION OF NEW BORROWER AND/OR NEW GUARANTOR, AND NEW BORROWER AND NEW GUARANTOR SHALL NOT BE RESPONSIBLE FOR ANY CLAIMS ARISING FROM THE ACTION OR INACTION OF TRANSFEROR AND/OR ORIGINAL GUARANTOR. AS USED IN THIS AGREEMENT, THE TERM “CLAIMS” SHALL MEAN ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART, ON OR BEFORE THE DATE OF THIS AGREEMENT, WHICH THE TRANSFEROR, ORIGINAL GUARANTOR, NEW BORROWER AND NEW GUARANTORS, OR ANY OF THEIR RESPECTIVE PARTNERS, MEMBERS, OFFICERS, AGENTS OR EMPLOYEES, MAY NOW OR HEREAFTER HAVE AGAINST THE INDEMNITEES, IF ANY AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAWS, OR REGULATIONS, OR OTHERWISE IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE THERETO AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF INDEMNITEES, INCLUDING ANY REQUIREMENT THAT THE LOAN DOCUMENTS BE MODIFIED AS A CONDITION TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ANY CHARGING, COLLECTING OR CONTRACTING FOR PREPAYMENT PREMIUMS, TRANSFER FEES, OR ASSUMPTION FEES, ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, VIOLATION OF ANY FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS OR REGULATIONS, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING THE NOTE OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL RELATING TO THE NOTE, BUT IN EACH CASE ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW. TRANSFEROR AND NEW BORROWER AGREE THAT LENDER AND SERVICER HAVE NO FIDUCIARY OR SIMILAR OBLIGATIONS TO TRANSFEROR AND NEW BORROWER AND THAT THEIR RELATIONSHIP IS STRICTLY THAT OF CREDITOR AND DEBTOR. THIS RELEASE AND DISCHARGE IS ACCEPTED BY LENDER AND SERVICER PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY ON THE PART OF EITHER. TRANSFEROR AND NEW BORROWER AND THE ORIGINAL GUARANTOR AND NEW GUARANTOR HEREBY REPRESENT AND WARRANT THAT THEY ARE THE CURRENT LEGAL AND BENEFICIAL OWNERS OF ALL CLAIMS, IF ANY, RELEASED HEREBY AND HAVE NOT ASSIGNED, PLEDGED OR CONTRACTED TO ASSIGN OR PLEDGE ANY SUCH CLAIM TO ANY OTHER PERSON.

20. No Modification or Waiver. This Agreement and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Transferor, Original Guarantor, New Borrower, New Guarantor or Lender, but only by an agreement in writing executed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

21. Insurance. Notwithstanding anything to the contrary contained in the Loan Documents the “all-risk” policy of insurance or the policy covering “special” causes against loss or damage by fire, casualty and other hazards must not exclude coverage for mold and terrorism.

22. Entire Agreement. This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Except as expressly modified hereby, the Note, Mortgage and other Loan Documents shall remain in full force and effect. Transferor and Original Guarantor hereby ratify the agreements made by them to Lender in connection with the Loan and agree that, except to the extent modified hereby, all of such agreements remain in full force and effect.

23. Same Indebtedness: Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens on and security interests in the Property. New Borrower agrees that the lien and security interests created by the Mortgage continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Property or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.

24. Incorporation of Recitals. The Recitals above are hereby incorporated herein and made a part hereof by this reference.

25. Severability. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

26. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

27. Terms Not Defined. All capitalized words and phrases not otherwise defined herein shall have the meaning ascribed to them in the Note and/or the Mortgage.

28. Successors and Assignees Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their, respective heirs, legal representatives, successors and assigns.

29. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

30. Conflicting Provisions. It is hereby agreed that the terms and conditions of the Mortgage, the Note and other Loan Documents not specifically modified herein shall remain in full force and effect and shall be binding upon New Borrower. It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in the Mortgage, the Note or any other Loan Document and the terms of this Agreement (other than those specifically modified herein), those terms, conditions, rights or remedies which are most favorable to Lender shall remain in full force and effect and shall prevail. A default under the terms and conditions of this Agreement shall constitute a default under the terms and conditions of the aforesaid Mortgage, Note and other Loan Documents.

31. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TRANSFEROR, ORIGINAL GUARANTOR, NEW GUARANTOR, NEW BORROWER, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OD THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT.

32. Final Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Transferor, New Borrower, Original Guarantor, New Guarantor and Lender have duly executed this Agreement the day and year first above written.

TRANSFEROR:

EL DORADO APARTMENTS, LLC, a Texas limited liability company

By: /s/ Wendell K. Jacobson
Name: Wendell K. Jacobson
Title: Vice President

ACKNOWLEDGMENT

STATE OF TEXAS
COUNTY OF DALLAS

On October 31, 2007, before me Joanna Clements, Notary Public, personally appeared EVAN K. JACOBSON, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies) and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Joanna Clements

Notary Public

[Seal] Jo-Anna Clements
[Seal] Notary Public, State of Texas
[Seal] My Commission Expires
[Seal] October 25, 2011

NEW BORROWER:

APARTMENT REIT VILLAS OF EL DORADO, LLC, a Delaware

limited liability company

By: NNN Apartment REIT Holdings, L.P., a Virginia limited partnership, its sole member

By: NNN Apartment REIT, Inc., a Maryland corporation, its general partner

By: /s/ S. Jay Olander
Name: S. Jay Olander
Title: Chief Executive Officer

ACKNOWLEDGMENT

STATE OF VIRGINIA
CITY OF RICHMOND

On October 31, 2007, before me Brenda S. Holmes, Notary Public, personally appeared S. Jay Olander personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies) and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Brenda M. Holmes

Notary Public

Registration Number:

[Seal] Brenda M. Holmes
[Seal] Notary Public
[Seal] Reg # 224930
[Seal] My Commission Expires
[Seal] 09/30/2011
[Seal] Commonwealth of Virginia

ORIGINAL GUARANTOR:

/s/ Wendell A. Jacobson

WENDELL A. JACOBSON

ACKNOWLEDGMENT

STATE OF Utah
COUNTY OF Sanpete

On October 30, 2007, before me Tina Stephensen, Notary Public, personally appeared WENDELL A. JACOBSON personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies) and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Tina Stephensen

Notary Public

[Seal] Tina Stephensen
[Seal] Notary Public -State of Utah
[Seal] 255 West Center POB 194
[Seal] Fountain Green, UT 84632
[Seal] Comm. Exp. 08-24 2010

NEW GUARANTOR:

NNN APARTMENT REIT, INC., a Maryland corporation

By:	/s/ S. Jay Olander
	Name: Title:	S. Jay Olander Chief Executive Officer

ACKNOWLEDGMENT

STATE OF VIRGINIA
CITY OF RICHMOND

On October 31, 2007, before me Brenda M. Holmes, Notary Public, personally appeared S. Jay Olander personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies) and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Brenda M. Holmes

Notary Public

Registration Number:

[Seal] Brenda M. Holmes
[Seal] Notary Public
[Seal] Reg # 224930
[Seal] My Commission Expires
[Seal] 09/30/2011
[Seal] Commonwealth of Virginia

LENDER:

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL

ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-IQ14

By: Capmark Finance Inc., a California corporation (f/k/a GMAC Commercial Mortgage Corporation), as Master Servicer

ATTEST:
	By:	/s/ Gary A. Routzahn
By: Name:		Title:	Name:Gary A. Routzahn Vice President, Manager

ACKNOWLEDGMENT

State of Pennsylvania	:
County of Montgomery	:ss :

On this the 30th day of October, 2007, before me, a Notary Public, the undersigned officer, personally appeared Gary A. Routzahn, known to me or satisfactorily proven to be the person whose name is subscribed to the within instrument, and who acknowledged to me that he is the Vice President of CAPMARK FINANCE INC., a California corporation, and that he, being duly authorized to do so, did execute the same on behalf of CAPMARK FINANCE INC. by signing his/her name as such Vice President, for all the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Sandy (illegible)

Notary Public

[Seal] Notarial Seal
[Seal] Sandy (illegible), Notary Public
[Seal] (illegible), Montgomery County
[Seal] My Commission Expires April 25, 2009